Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q of Agios Pharmaceuticals, Inc. (the “Company”) for the fiscal quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Cecilia Jones, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to her knowledge on the date hereof:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 2, 2024

/s/ Cecilia Jones
Cecilia Jones
Chief Financial Officer
(principal financial officer)